19. Restrictions on Cash and Due From Banks	12 Months Ended
Dec. 31, 2018
Restricted Cash and Cash Equivalents Items [Line Items]
Note 19. Restrictions on Cash and Due From Banks

In the ordinary course of business, the Company may, from time to time, maintain amounts due from correspondent banks that exceed federally insured limits. However, no losses have occurred in these accounts and the Company believes it is not exposed to any significant risk with respect to such accounts. The Company was required to maintain contracted balances with a correspondent bank of $30,000 and $462,500 at December 31, 2018 and 2017, respectively. Of the $462,500 balance at December 31, 2017, $262,500 was a separate agreed upon “impressed” balance to avoid monthly charges on the Company’s current federal funds liquidity line. Due to a merger of the correspondent bank in 2018, the impressed balance was eliminated and a clearing balance of $30,000 was agreed upon by the Company and ACBB as the successor correspondent bank.